------------------------------------------------------------------------------


                              THE SENTINEL FUNDS

    Supplement dated September 29, 2000 to Prospectus dated March 30, 2000

     Financial Highlights
     --------------------

     The financial highlights for the Class A shares of the Balanced Fund were inadvertently omitted from the Financial Highlights section of the Prospectus, on pages 48-49. This information is set forth below.

----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
                                                   Net gains or
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
                                                   Losses on
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
            Fiscal      Net asset    Net           Securities                        Dividends
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
            year        value,       investment    (both Realized   Total From       (from net    Distributions
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
            (period     beginning    income        and              Investment       investment   (from capital      Total
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
Fund        ended)      of period    (loss)        Unrealized)      Operations       income)      gains)             Distributions
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
Balanced    11/30/95     14.08        0.58          2.78             3.36             0.59         0.01               0.60
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
A           11/30/96     16.84        0.54          2.13             2.67             0.54         0.42               0.96
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
            11/30/97     18.55        0.56          2.18             2.74             0.55         0.45               1.00
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
            11/30/98     20.29        0.54          1.76             2.30             0.55         1.16               1.71
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
            11/30/99     20.88        0.55          (0.03)           0.52             0.54         1.48               2.02
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------

----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------

----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
                                                                    Ratio of                      Ratio of
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
                                                                    Expenses to      Ratio        Net Investment
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
Fiscal      Net asset                Net assets    Ratio of         Average net      of Net       Income to Avg.
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
year        value,      Total        at end of     Expenses to      Assets before    Income to    net assets before  Portfolio
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
(period     end of      return*      period        average net      Expense          Avg. net     voluntary expense -turnover
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
ended)      period      (%)          (000 omitted) assets (%)       Reduction**(%)   assets (%)   reimbursements     Rate (%)
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
11/30/95    16.84        24.4         $   267,103   1.27             1.29             3.77            -.-               110
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
11/30/96    18.55        16.6             297,288   1.20             1.22             3.13            -.-                83
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
11/30/97    20.29        15.4             314,948   1.16             1.17             2.93            -.-                63
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
11/30/98    20.88        12.2             330,067   1.12             1.13             2.69            -.-                81
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
11/30/99    19.38         2.6             297,027   1.10             1.12             2.73            - -               110
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------ -------------
----------- ----------- ------------ ------------- ---------------- ---------------- ------------ ------------------


* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

**   Expense reductions are comprised of the voluntary expense
reimbursements and include the earnings credits that are received from the custodian and dividend paying agent on cash balances.

Current Portfolio Managers
--------------------------

David Alger is now the portfolio manager of the Flex Cap Opportunity Fund. David Hyun is no longer with Alger. David Brownlee is now the portfolio manager of the Bond Fund. With respect to the Balanced Fund, Van Harissis is leader of the equity team, and Mr. Brownlee is leader of the bond team. Mr. Buck is no longer directly active in the day to day operations of the Balanced Fund. Also, the sole portfolio manager of the Money Market Fund is now Darlene Coppola. Ms. Coppola, Money Market Trader of Sentinel Advisors, has been employed by Sentinel Advisors or its affiliates since 1974.

Net Asset Value Purchasers
--------------------------

The list of persons eligible to purchase Class A shares of the Funds at net asset value, on page 34 of the Prospectus, has been expanded to include all employees of securities dealers that have entered into a sales agreement with Sentinel Financial, rather than only registered representatives of such dealers.

Excessive Trading Policy
------------------------

The Funds have adopted a policy designed to prevent excessive trading, or market timing, activity by shareholders from having an adverse impact on the investment strategies and results of the Funds. Under this policy, the Funds may reject or restrict any exchange request, if an investor has a history of excessive trading, or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund. For additional information on this policy, see the Funds' Statement of Additional Information.

Government Securities Fund Promotion
------------------------------------

For the period from October 1, 2000 to March 31, 2001, the Government Securities Fund will be offering a special promotion, under which selling dealers will receive dealer reallowances that are 0.50% higher than those normally paid. The sales charges paid by shareholders will not increase. The table below shows the sales charges and dealer reallowances that will apply to purchases of the Government Securities Fund during this promotion.

                             Sales charge as
                             a percentage of:
                             ----------------------------------------

                             offering          net amount        Dealer
Sale Size                    price             invested          Reallowance
---- ----                    -----             --------          -----------

$0 to $99,999                4.00%             4.17%             4.50%
$100,000 to $249,999         3.50%             3.63%             3.75%
$250,000 to $499,999         2.50%             2.56%             2.75%
$500,000 to $999,999         2.00%             2.04%             2.25%
$1,000,000 or more           -0-               -0-               -0-

                      STATEMENT OF ADDITIONAL INFORMATION

               March 30, 2000, as amended on September 29, 2000


                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)


Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fourteen separate and distinct funds, twelve of which are diversified (the Growth Index and New York Funds being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The fourteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 30,2000 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Life Insurance Company ("Provident") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND(3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 1999 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

The Funds................................................................2
Investment Objectives and Policies.......................................3
Investment Restrictions..................................................15
Management of the Funds..................................................17
Principal Shareholders...................................................21
The Investment Advisor...................................................22
Principal Underwriter....................................................25
The Distribution Plans...................................................26
The Fund Services Agreements.............................................28
Portfolio Transactions and Brokerage Commissions.........................29
Portfolio Turnover.......................................................31
Capitalization...........................................................32
How To Purchase Shares and Reduce Sales Charges..........................32
Issuance of Shares at Net Asset Value....................................33
Determination of Net Asset Value.........................................33
Computation of Maximum Offering and Redemption Prices....................35
Taxes....................................................................36
Shareholder Services.....................................................41
Total Return, Yield and Tax-Equivalent Yield Information.................42
General Information......................................................46
Financial Statements.....................................................46
Appendix A - Description of Bond Ratings.................................47
Appendix B - Economic and Other Conditions in New York...................51
Appendix C - Economic and Financial Conditions in Pennsylvania...........70

                                   THE FUNDS

     Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

     On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Mid Cap Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

     The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident.

     On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "Purchase Options".

     On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

     On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company.


                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations and Risks
--------------------------------

     Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index, New York and Pennsylvania Funds, which are non-diversified investment companies.

     Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

     Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

     Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is readily available market, and repurchase agreements with maturities of greater than 7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund.

     To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

     If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Considerations and Risks Applicable to the Fixed-Income Funds
-------------------------------------------------------------

     Each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages 25-28.

     When Issued Purchases. The High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if Sentinel Advisors or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield Fund, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

Considerations and Risks Applicable to the Tax-Exempt Funds
-----------------------------------------------------------

     As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. This is not a principal investment strategy of the Funds. To hedge their portfolios, the Tax-Exempt Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate fluctuations in market value of portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

     Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position generates a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

     The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

     Futures Strategies. A Tax-Exempt Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

     When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Financial Futures Contracts. The Tax-Exempt Funds also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Futures and Options Transactions. Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

     The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

     The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

     Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     Tax-Exempt Obligations. The Tax-Exempt Funds may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

     Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

     The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

     During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

     Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

     Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

     A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

     A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

     A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

     Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

     Because the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.

     Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

     Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

     The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

     In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Flex Cap Opportunity Fund
----------------------------------------------------------

     Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the subadvisor, Fred Alger Management, Inc. ("Alger") suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

     Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

     Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page 3 of this Statement of Additional Information. Alger reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

     Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

     Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

     Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

     The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

     Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Considerations and Risks Applicable to the World Fund
-----------------------------------------------------

     Foreign Currency Transactions. The value of the assets of the World Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

     The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

     The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

     Second, when the Advisor or INVESCO Global Asset Management (N.A.), Inc., the World Fund's subadvisor ("INVESCO") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

     The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund
------------------------------------------------------

     Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.


                            INVESTMENT RESTRICTIONS

     The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

     The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

     It is also a fundamental policy of the Company and the Pennsylvania Fund that they may not borrow money, except as otherwise described above for the Flex Cap Opportunity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of its Funds may deal in options, commodities or commodities contracts, except as otherwise described in the Prospectus for the Growth Index Fund, and except further to the extent the Tax-Exempt Funds or the High Yield Fund may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds, except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Bond Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Bond Fund and the Flex Cap Opportunity Fund. The Company may not make short sales of securities, except to the extent described above for the Flex Cap Opportunity Fund.

     Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

     Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

     The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

     The Pennsylvania Fund may not:

     1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

     2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

     3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

     4. Purchase securities of companies for the purpose of exercising control.

     5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

     7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

     8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

     9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

     The above investment limitations are considered at the time that portfolio securities are purchased.

     If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

     In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.


                            MANAGEMENT OF THE FUNDS

     Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same twelve individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the World Fund, Evergreen with respect to the High Yield Fund, and Alger with respect to the Flex Cap Opportunity Fund. See the "The Investment Advisor", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. In the case of those persons who also hold positions with affiliated persons of the Funds, such positions are also indicated.

PATRICK E. WELCH * - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, VT 05604
Age 53
National Life - Chairman and Chief Executive Officer, 1997 to present; GNA Corporation (Insurance) - Chairman of the Board, Chief Executive Officer and President of GNA Corporation - 1992 to 1996; LSW National Holdings, Inc. - Chairman and Director; National Financial Services, Inc. - President and Director; Administrative Services - Director - 1997 to present, National Life Investment Management Company, Inc., - Director - 1997 to present; Equity Services, Inc. - Director - 1997 to present; Sentinel Administrative Service Corporation - Director - 1997 to present; and National Retirement Plan Advisors, Inc.- Director - 1997 to present.

JOSEPH M. ROB* - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 57
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI - Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1997 to present; American Guaranty & Trust Company - Director, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.

RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923
Age 68
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society - President, 1980 to 1995.

DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711
Age 69
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to 1993.

JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 63
Fordham University School of Law - Dean, 1982 to present; American Home Products Corporation - Director, 1987 to present.

RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672
Age 65
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.

ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727
Age 69
Sports Consultant; formerly Executive Director- National Fitness Foundation; former U.S. Congressman.


KENISTON P. MERRILL* - DIRECTOR/TRUSTEE
Brainstorm Farm, P. O. Box 404
Randolph, Vermont 05060
Age 63
Chairman of the Board of the Company, 1990 to 1997; Chairman of the Board of the Pennsylvania Fund, 1990 to 1997; Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to 1997; National Life - Executive Vice President and Chief Investment Officer, 1994 to 1995; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995; American Guaranty & Trust Company - Director, 1993 to 1997.

DEBORAH G. MILLER - DIRECTOR/TRUSTEE
1117 Hamilton Avenue
Palo Alto, CA  94301
Age 50
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995.

JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 50
Director and Senior Fellow - Hoover Institution (academic institution), 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.

SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505
Age 54
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Director of Stakeholder Relations
Texaco, Inc.
200 Westchester Avenue
White Plains, New York  10650
Age 43
Texaco, Inc. (major oil company) - Director of Stakeholder Relations, 1997 to present; Arent Fox Kintner Plotkin & Kahn (law firm) - Lawyer, 1990 to 1997; Trustee, District of Columbia Retirement Board; Member of the Steering Committee of the NAACP Legal Defense Fund.

JOHN M. GRAB, JR., C.P.A.* - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604
Age 53
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.

THOMAS P. MALONE* - VICE PRESIDENT & TREASURER
National Life Drive
Montpelier, Vermont 05604
Age 44
Sentinel Administrative Service Company - Vice President, 1997 to present; Assistant Vice President, 1990 to 1997; Sentinel Group Funds, Inc. - Vice President & Treasurer, 1997 to present; Assistant Vice President, 1990 to 1997

D. RUSSELL MORGAN* - SECRETARY
National Life Drive
Montpelier, Vermont 05604
Age 44
National Life - Senior Counsel, 2000 to present; Counsel, 1994 to 2000;; ESI - Counsel, 1986 to present; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.

*"Interested Persons" (as defined in the 1940 Act).

     The officers and directors/trustees of the Funds who are employees of National Life, Provident, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1999 to the officers and directors/trustees of the Funds as a group was $313,278.

     The following table sets forth for the fiscal year ended November 30, 1999 compensation paid by the Company and by the Pennsylvania Fund to the directors/trustees who are not affiliated with the Advisor:

                                                                               Pension or          Total
                                                       Aggregate               Retirement          Compensation
                                                       Compensation            Benefits            from Fund
Name of                         Aggregate              From                    Accrued as          and Sentinel
Director/                       Compensation           Pennsylvania            Part of Fund        Pennsylvania
Trustee                         from Company           Tax-Free Trust          Expense             Tax-Free Trust
-------                         ------------           --------------          -------             --------------
Richard J. Borda                $23,500                $3,500                  None                $27,000
Kalman J. Cohen                 $23,500                $3,500                  None                $27,000
Richard D. Farman               $ 5,500                $  825                  None                $ 6,325
John D. Feerick                 $23,500                $3,500                  None                $27,000
Richard I. Johannesen           $23,500                $3,500                  None                $27,000
Robert B. Mathias               $23,500                $3,500                  None                $27,000
Deborah G. Miller               $23,500                $3,500                  None                $27,000
John Raisian                    $23,500                $3,500                  None                $27,000
Susan M. Sterne                 $23,500                $3,500                  None                $27,000
Angela E. Vallot                $23,500                $3,500                  None                $27,000


Code of Ethics
--------------

     The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.

     The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities (with certain exceptions). In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security unless certain conditions are present.


                            PRINCIPAL SHAREHOLDERS

     As of February 29, 2000, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 58,168,774.544 shares amounting to 21.3% of the outstanding shares of the Company (13% of the voting power) which included 3,057,959.833 shares of the Common Stock Fund amounting to 7.7% of such Fund, 2,054,507.504 shares of the Balanced Fund amounting to 11.6% of such Fund, 2,074,317.286 shares of the Mid Cap Growth Fund amounting to 18.9% of such Fund, 2,058,873.528 shares of the Small Company Fund amounting to 8.5% of such Fund, 1,851,719.630 shares of the World Fund amounting to 25.7% of such Fund, 2,781,981.106 shares of the High Yield Fund amounting to 28.8% of such Fund, 4,118,496.682 shares of the Bond Fund amounting to 24.8% of such Fund, 715,797.596 shares of the Government Securities Fund amounting to 11.1% of such Fund, 224,345.892 shares of Short Maturity Fund amounting to 3.4% of such Fund, 36,915,551.510 shares of the Money Market Fund amounting to 30.9% of such Fund, 423,226.422 shares of the Tax-Free Income Fund amounting to 6.7% of such Fund, and 68,320.253 shares of the New York Fund amounting to 4.7% of such Fund. National Life and its affiliates also owned 52,526.201 shares of the Pennsylvania Fund amounting to 2.2% of the outstanding shares on such date.

     As of February 29, 2000, none of the approximately 116,599 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the New York
Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303
- 157,838.527 shares amounting to 10.8% of the class; Donaldson, Lufkin & Jenrette Securities Corporation Inc., P. O. Box 2052, Jersey City, New Jersey 07303-2052, 122,448.980 shares amounting to 8.4% of the class; Mr. John Kenny Carlin and Mary Anne Carlin, 6110 South County Line Road, Burr Ridge, Illinois 60521-5220 - 178,524.924 shares amounting to 12.2% of the class; and Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 74,008.919 shares amounting to 5.1% of the class.

     In the case of the High Yield Fund, the World Fund and the Money Market Fund, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.


                            THE INVESTMENT ADVISOR

     The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life, Provident, and Penn Mutual. National Life's affiliate is the majority partner of the Advisor. Patrick E. Welch, the Chairman and Chief Executive Officer of the Funds, is also Chairman and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also Chief Executive Officer of SFSC, the Funds' distributor, Sentinel Administrative Service Company, the Funds' transfer agent and fund accounting service provider, and Sentinel Management Company, an umbrella partnership which coordinates the activities of the other partnerships. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life, Provident and Penn Mutual, with National Life being the majority partner in each case. Mr. Rob is also Chairman & Chief Executive Officer of Equity Services, Inc., a broker-dealer which is wholly owned by National Life. John M. Grab, Jr., Thomas P. Malone, and D. Russell Morgan, the Vice President, Vice President and Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on pages 18-20.

     As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Mid Cap Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund:
0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund:
0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, the Advisor receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.90% per annum on such average daily net assets. Before waivers of advisory fees, for the fiscal year ended November 30, 1999, such fees aggregated $17,372,950, for the fiscal year ended November 30, 1998, such fees aggregated $16,207,972, and for the fiscal year ended November 30, 1997, such fees aggregated $13,907,812. Of the above advisory fees, $775,429 were waived in the fiscal year ended November 30, 1999.

     As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the Pennsylvania Fund paid advisory fees of $180,302, $190,754 and $188,819, respectively. Of these advisory fees, $ 180,302 were waived in the fiscal year ended November 30, 1999.

     Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

     Effective March 31, 2000, the Advisor has voluntarily agreed for a period at least until November 30, 2000, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

     Bond Fund Class A shares.....................................0.75%
     Government Securities Fund Class A shares....................0.84%
     Short Maturity Government Fund Class A shares................0.75%
     Tax-Free Income Fund Class A shares..........................0.77%
     Pennsylvania Fund Class A shares.............................0.76%
     New York Fund Class A shares.................................0.00%
     Growth Index Class A shares..................................0.65%

In the case of the Bond Fund, the waiver of advisory fees also benefits the Class B shares of the Bond Fund, which will experience the same reduced effective advisory fee rate as the Class A shares of the Bond Fund. The Advisor currently intends to reset the above expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2000.

     Effective September 10, 1999, the Advisor has voluntarily agreed for a period at least until November 30, 2000, to waive advisory fees or other expenses necessary to cap the expense ratio of the Growth Index Fund at 0.65%.

     In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the World Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 1999, and no reimbursement was required under this policy.

     The Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund which was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's shareholders on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the Flex Cap Opportunity Fund's shareholders on February 25, 2000, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, Growth Index Fund and Flex Cap Opportunity Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

     The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

     As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to June 30, 1999, INVESCO provided the same services under identical sub-advisory agreements and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.

     Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

     Also, as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Alger with respect to the Flex Cap Opportunity Fund. Pursuant to this agreement, Alger provides the Advisor with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objective and policies. Under this agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets of the Flex Cap Opportunity Fund. This agreement became effective February 29, 2000. This sub-advisory agreement also may be terminated by either of the Advisor or Alger or by action of the Board of Directors of the Company or the shareholders of the Flex Cap Opportunity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

     The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1999 were $465,054 and $346,694, respectively. The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1998 were $430,058 and $253,092, respectively; and the fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1997 were $329,200 and $52,589, respectively.

                             PRINCIPAL UNDERWRITER

     SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 1999, 1998 and 1997 were $3,382,541, $4,834,945 and $4,790,051, respectively.
Of this amount, SFSC retained, in the fiscal years ended November 30, 1999, 1998 and 1997, $157,275, $153,177 and $148,883.

     During the fiscal year ended November 30, 1999, SFSC also received $785,304 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


                            THE DISTRIBUTION PLANS

     The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds have adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998 Plan (all of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999. In all cases, the Plans reimburse SFSC for expenses actually incurred.

     The Class A, Class B and Class C shares of each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 1999.

                                       RECOVERY OF      SALARY         RENT
                    SERVICE FEES       PREPAID SALES    AND           & OTHER
FUND                PAID TO DEALERS    COMMISSION       BENEFITS      MISC. EXP.


Common              $2,572,400        $1,059,634       $1,398,354      272,248
Balanced               631,092           388,919          298,428       57,867
Mid Cap Growth         196,125            60,856           98,496       19,828
Small Company          202,588            87,064           94,707       18,403
World                   93,750           151,269           98,103       19,459
High Yield              58,200           316,445           58,147       11,362
Bond                   101,511           135,418           82,651       16,098
Government              60,032                 -           56,106       10,832
Short Maturity          63,117                 -           56,727       11,066
Tax Free               166,316                 -           69,484       13,521
NY Tax Free             27,413                 -           12,541        2,484
PA Tax Free             17,625                 -           25,877        5,000
Growth Index                 -             4,518            1,562          605

TOTAL               $4,190,169        $2,204,123       $2,351,183    $ 458,773

FUND                  PROSPECTUS                            TOTAL
                      PRINTING &      TRAVEL &              12B-1
                      SALES           ENTERTAINMENT         ACCRUAL
                      PROMOTION

Common              $  752,231        $  236,461          $     9,952
Balanced               166,176            50,442            6,347,823
Mid Cap Growth          61,711            16,692            1,528,854
Small Company           65,369            15,990              438,285
World                   59,286            16,616              452,477
High Yield              31,911             9,831              536,938
Bond                    45,904            13,975              494,567
Government              31,729             9,484              363,256
Short Maturity          30,391             9,597              142,162
Tax Free                36,725            11,760              253,042
NY Tax Free              6,263             2,122              177,146
PA Tax Free             13,991             4,369               32,161
Growth Index             1,226               284               65,572

TOTAL               $1,302,913         $  397,623         $10,842,235



     Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fun Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

     Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

     Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

     The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

     The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

     The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

     SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                         THE FUND SERVICES AGREEMENTS

     Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

     For these services, the Fund Services Agreements currently provide for the Funds to pay to Sentinel Service fixed fees totalling $896,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

     Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1999, 1998 and 1997 were $3,660,697, $3,596,581 and $3,526,500, respectively.

     Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident and Penn Mutual are the general partners.

     The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.


                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

     The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, portfolio transactions for the Flex Cap Opportunity Fund will be executed through Fred Alger & Company, Incorporated (the "Alger Broker"), if in the judgment of Alger, the use of the Alger Broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, the Alger Broker charges the Flex Cap Opportunity Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

     In selecting brokers or dealers to execute portfolio transactions for the Flex Cap Opportunity Fund, Alger seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

     Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

     Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

     The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

     The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.

     Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1999, 1998 and 1997 the Funds paid total brokerage commissions of $1,895,116, $1,804,189 and $1,467,627, respectively. Brokerage commissions paid by each Fund were as follows:

                                                 Year Ended
Fund                            11/30/99          11/30/98         11/30/97
----                            --------          --------         --------
Common Stock                    1,820,575        $1,152,082        $860,093
Balanced                          258,922           194,922         119,380
Mid Cap Growth                    254,820           255,666         222,905
Small Company                     128,898           201,520         128,474
World                             156,812            90,926         136,775
High Yield(1)                       ---               ---             ---
Bond                                ---               ---             ---
Government Securities               ---               ---             ---
Short Maturity Gov't (2)            ---               ---             ---
Money Market                        ---               ---             ---
Tax-Free Income                     ---               ---             ---
New York (3)                        ---               ---             ---
Pennsylvania                        ---               ---             ---
Growth Index (4)                    ---               ---             ---
Flex Cap Opportunity(5)             ---               ---             ---


(1)  Commenced operations on June 23, 1997
(2)  Commenced operations on March 24, 1995.
(3)  Commenced operations on March 27, 1995.
(4)  Commenced operations on September 10, 1999.
(5)  Commenced operations on  February 29, 2000.

     The Funds paid brokerage commissions of $54,684, $28,702 and $24,384 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 1999, November 30, 1998 and 1997, respectively. Janney Montgomery Scott, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 2.1% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 1999. The commission rate applicable to all such transactions was $.06 per share, the same commission rate paid by the Funds in all its transactions.

     Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 100% was allocated in 1999, 1998 and 1997 to brokers or dealers whose furnishing of research information was a factor in their selection.


                              PORTFOLIO TURNOVER

     Purchases for the Small Company, Common Stock, Growth Index, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

     The Mid Cap Growth, and Flex Cap Opportunity Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Mid Cap Growth Fund's and the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

     In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.

     There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 1999, except that portfolio turnover for the Balanced Fund increased from 81% to 110% due to more active management of the bond portion of the Fund, and that portfolio turnover increased from 147% to 207% for the Bond Fund, again due to more active management of the Fund's bond investments.

                                CAPITALIZATION

     Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

     The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

     In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

     Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.

                            HOW TO PURCHASE SHARES
                                      and
                             REDUCE SALES CHARGES

     Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, and the Class D shares offered by the Balanced Fund, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.

        The Group Purchase Program - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.


                    ISSUANCE OF SHARES AT NET ASSET VALUE

     Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

     The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

     In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

     Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 1999

Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)

                         Common                               Mid Cap           Small
                         Stock               Balanced         Growth            Company          World
                         Fund                Fund             Fund              Fund             Fund

Net assets               $1,538,670,516      $297,027,373     $140,632,815      $107,919,194     $107,413,034

Shares outstanding           35,854,259        15,326,401        7,902,012        18,785,106        5,047,081
Net asset value per
  share (redemption
  price)                 $42.91              $19.38           $17.80            $5.74            $21.28
Maximum offering
  price per share*       $45.17              $20.40           $18.74            $6.04            $22.40

==============================================================================================================
==============================================================================================================
                                              Government           Short Maturity
                           Bond               Securities           Gov't.               Money Market
                           Fund               Fund                 Fund                 Fund

Net assets               $82,106,965          $65,136,283          $67,647,478          $121,884,133
Shares outstanding        13,816,817            6,813,609            7,061,732           121,884,133
Net asset value per
  share (redemption
  price)                 $5.94                $9.56                $9.58                $1.00
Maximum offering
  price per share*       $6.19                $9.96                $9.68                $1.00

==============================================================================================================
==============================================================================================================

                           Tax-Free
                           Income         New York        Pennsylvania        High Yield         Growth
                           Fund           Fund            Fund                Bond Fund          Index Fund

Net assets                 $85,974,722    $16,175,014     $30,630,106         $28,252,770        $28,530,231
Shares outstanding           6,822,312      1,444,375       2,521,307           3,074,099          1,339,455
Net asset value per
  share (redemption
  price)                   $12.60         $11.20          $12.15              $9.19              $21.30
Maximum offering
  price per share*         $13.13         $11.67          $12.66              $9.57              $21.85

==============================================================================================================
==============================================================================================================


The Flex Cap Opportunity Fund did not exist as of November 30, 1999.

For the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share. For the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share.

In the case of Class B, Class C shares and Class D shares, the maximum offering price is equal to the net asset value per share.


                                     TAXES

General
-------

     Each Fund intends to continue to qualify (and the Flex Cap Opportunity Fund intends to elect and to qualify) for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income.

     As discussed in the Prospectus, the Company consists of fourteen separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, (as well as any amount of capital gain dividends in the different categories of capital gain referred to above), and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among theClass A, Class B, Class C and Class D shareholders as applicable according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

     If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipate that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.

     At November 30, 1999, the Bond, Government Securities, Short Maturity Government, High Yield, Tax-Free, New York Tax-Free and Pennsylvania Tax-Free Funds had capital loss carryforwards for federal income tax purposes of $6,920,574, $7,707,369, $2,856,394, $6,033,602, $668,431, $310,230 and
$96,951, respectively.

Tax-Exempt Funds
----------------

     The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

     All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

     Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

     The Code subjects interest received on certain otherwise tax-exempt securities to a federal AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.

Tax Treatment of Options and Futures Transactions
-------------------------------------------------

     The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Tax-Exempt Funds solely to reduce the risk of changes in price or interest rates with respect to their investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

Foreign Currency Transactions
-----------------------------

          In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the diversification requirements applicable to RICs.

     A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988, as discussed below. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of a shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in the Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                             SHAREHOLDER SERVICES

     Open Account An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

     Policyowners of National Life, Provident or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     Automated Clearing House ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

     Distribution Options Shareholders of the Funds may elect to reinvest automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     Automatic Investment Plan See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

     Telephone Investment Service See the Prospectus for information and an application.

     Check Writing Service (Class A shares of the High Yield, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

     Exchange Privilege This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

     Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices".

     Reinstatement Privilege Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

     Right To Reject Purchase and Exchange Orders. Purchases and Exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

     Excessive Trading Practices. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies and harm Fund performance. As noted above, the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Funds and their shareholders, the Funds will exercise these rights if an investor has a history of excessive trading, or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

     Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1999 were:

                                                         Average Annual Total Return for the
                                                         -----------------------------------
                                      One Year Ended             Five Years Ended           Ten Years Ended
                                      November 30, 1999          November 30, 1999          November 30, 1999
                                      -----------------          -----------------          -----------------
Common Stock Fund-A                   0.6%                        18.6%                     13.2%
Common Stock Fund-B                   1.1%                        13.7%(6)
Common Stock Fund-C                   4.0                           1.6 (10)

Balanced Fund-A                       -2.6%                       12.9%                     10.0%
Balanced Fund-B                       -2.2%                       9.3%(6)
Balanced Fund-C                       0.4                         0.8(10)
Balanced Fund-D(9)                    N/A                         N/A                       N/A

Mid Cap Growth Fund-A                 23.9%                       21.2%                     12.8%
Mid Cap Growth Fund-B                 25.0                        19.1(11)

Small Company Fund-A                  -2.5%                        10.9%                    10.5%(2)
Small Company Fund-B                  -1.8%                        9.9%(6)

World Fund-A                          12.2%                        12.1%                    13.7%(2)
World Fund-B                          13.1%                        11.6%(6)
World Fund-C                          15.8                           4.2

High Yield Fund - A                   -1.2%                        3.6%(1)                  N/A
High Yield Fund - B                   -1.51%                       3.4%(1)                  N/A
High Yield Fund - C                    0.7%                        -2.6

Bond Fund-A                           -5.9%                        6.1%                     6.9%
Bond Fund-B                           -6.7%                        2.9%(6)

Gov. Sec. Fund-A                      -6.4%                        6.1%                     6.6%

Short Maturity Fund-A                 2.1%                         5.7%(3)                  N/A

Tax-Free Income Fund-A                -6.7%                        5.3%                      6.1%(4)

New York Fund-A                       -7.2%                        4.4%(5)                  N/A

Pennsylvania Fund-A                   -7.1%                        4.9%                     5.3%

Growth Index Fund-A(7)                N/A                          N/A                      N/A
Growth Index Fund-B(7)                N/A                          N/A                      N/A

Flex Cap Opp. Fund-A(8)               N/A                          N/A                      N/A
Flex Cap Opp. Fund-B(8)               N/A                          N/A                      N/A
Flex Cap Opp. Fund-C(8)               N/A                          N/A                      N/A

(1) For the period June 23, 1997 (commencement of operations) through November 30, 1999.
(2) For the period from March 1, 1993 (commencement of operations) through November 30, 1999.
(3) For the period from March 24, 1995 (commencement of operations) through November 30, 1999.
(4) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1999.
(5) For the period from March 27, 1995 (commencement of operations) through November 30, 1999.
(6) For the period from April 1, 1996 (commencement of operations) through November 30, 1999.
(7) Commenced operations on September 10, 1999.
(8) Commenced operations on February 25, 2000.
(9) Commenced operations on January 4, 1999.
(10) For the period May 4, 1998 through November 30, 1999
(11) For the period January 12, 1998 through November 30, 1999.

     The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Mid Cap Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Class D shares of the Balanced Fund and the Class A and B shares of the Growth Index Fund, since they had less than one year of results as of November 30, 1999, or for the Class A, B and C shares of the Flex Cap Opportunity Fund, which had not begun operations as of November 30, 1999.

     Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

     On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Standard & Poors 500 BARRA Growth Index, the Standard & Poors 500 BARRA Value Index, the Standard and Poors 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.

     The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1999 were:

                          Class A Shares     Class B Shares     Class C shares
                          --------------     --------------     --------------
High Yield                    9.51%              9.25%              9.717%
Bond Fund                     6.55%              5.93%
Tax-Free Income               4.68%              NA
Pennsylvania                  4.63%              N/A
New York                      5.28%              N/A
Gov.'t Securities             6.74%              N/A
Short Maturity                6.18%              N/A

The average daily number of shares outstanding during the period that were eligible to receive dividends were:

                          Class A Shares     Class B Shares     Class C Shares
                          --------------     --------------     --------------

High Yield                  3,110,715          6,500,475            386,340
Bond Fund                  13,704,465          3,413,556
Tax-Free Income             6,849,094          N/A
Pennsylvania                2,526,913          N/A
New York                    1,444,874          N/A
Gov.'t Securities           6,879,850          N/A
Short Maturity              7,193,612          N/A

Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

     These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1999 were $9.91%, 6.83%, 4.88%, 4.82%, 5.51%, 7.02% and 6.25%, respectively.

     In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 1999, the tax-equivalent yield of the Tax-Free Income Fund was 8.08 %, the tax-equivalent yield of the Pennsylvania Fund was 8.21%, and the tax-equivalent yield of the New York Fund was 9.79%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 39.6%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 43.74% and 41.29%, respectively.

     The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                              GENERAL INFORMATION

     Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

     The independent accountants for the Funds are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

     Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                             FINANCIAL STATEMENTS

     Audited financial statements for the Company and for the Pennsylvania Fund at November 30, 1999 and for the year then ended are incorporated by reference to the Funds' 1999 Annual Report to Shareholders.

                                  Appendix A

          Description of Moody's Investor Service, Inc.'s ("Moody's")
                            Municipal Bond Ratings

                               Long-Term Ratings
                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, eg. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                  APPENDIX B

                  SPECIAL CONSIDERATIONS RELATING TO NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City
General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 1999 and 2000, moderate economic growth will exist through calendar year 2004, with moderating job growth and wage increases.

For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2000 through 2003 fiscal years released on June 14, 1999 (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City Financial Plan projects a surplus in the 2000 fiscal year, before discretionary transfers, and budget gaps for each of the 2001, 2002 and 2003 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

City's Financing Program. Implementation of the City Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of the TSASC, Inc. ("TSASC"), the debt of which is secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

Limitations on sources of capital funding first affect the City's capital program by limiting the amount of capital contract liability within which the City may enter to the amount of authorized long-term financing then available. By this standard, the City will have fully invoked its own, the Transitional Finance Authority's and TSASC's financing capacity to support contract liability (and therefore would be unable to enter into new capital contracts) during the City's fiscal year 2001, which begins on July 1, 2000. The City expects that it will be required to postpone part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In fiscal year 2002, a State constitutional amendment increasing the City's capacity to issue general obligation debt could become effective. If a constitutional amendment increasing the City's general obligation debt limit does not pass, an additional $2.2 billion of financing capacity for the City would be needed for the period from January 2002 through the end of the City's ten-year capital strategy in fiscal year 2009. In that case, the Transitional Finance Authority's debt-incurring power would need to be increased or some other financing mechanism would need to be established. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.

2000-2003 Financial Plan. On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.

The Financial Plan includes a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003. The gap-closing actions for the 2000 through 2003 fiscal years include: (i) additional City agency actions totaling $502 million, $371 million, $293 million and $283 million for fiscal years 2000 through 2003, respectively; (ii) additional Federal aid of $75 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $25 million of Federal revenue sharing and $50 million of increased Federal Medicaid aid; and (iii) additional State actions totaling approximately $125 million in each of fiscal years 2000 through 2003. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.

Assumptions. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, (which has subsequently been extended to December 31, 2001 through enacted legislation), and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees would exceed $2 billion annually, during fiscal years 2000 through 2003. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

Year 2000 Computer Matters (as of November 3, 1999). The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 99% of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is developing contingency plans for all mission-critical and high priority systems of Mayoral agencies to be used if such systems are not year 2000 compliant. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the "Control Board"), the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

On July 14, 1999, the City Comptroller issued a report on the adopted budget for fiscal year 2000 and the Financial Plan. Taking into account the risks and additional resources identified in the report, the report projected a surplus for fiscal year 2000 of between $223 million and $891 million, including the $429 million surplus allocated to the Budget Stabilization Account. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projected in the Financial Plan, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively.

With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $338 million and $998 million, $654 million and $2.4 billion, $600 million and $2.4 billion and $719 million and $2.9 billion, respectively, depending upon whether (i) the State approves the extension of the 14% personal income tax surcharge; (ii) the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001, $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003; (iii) the State approves the continuation in fiscal years 2000 through 2003 of temporary State Medicaid cost containment; and (iv) the City receives $300 million, $250 million, $300 million and $300 million in fiscal years 2000 through 2003, respectively, from the tobacco settlement. Additional risks identified in the report for fiscal years 2000 through 2003 include payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration; State and Federal gap-closing actions proposed in the Financial Plan; possible increased overtime expenditures; the sale of the New York City Coliseum in fiscal year 2001; the writedown of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003; and a possible $149 million shortfall in tax revenues in fiscal year 2003. The report noted that these risks may be offset by additional resources of between $659 million and $873 million in fiscal years 2000 through 2003 due to the potential for higher than forecast tax revenues, lower than forecast payables for prior years, possible debt service savings, additional State education aid, the possible failure to spend funds for the construction of three sports facilities and lower pension costs resulting from excess earnings on pension assets in the 1999 fiscal year.

In his report, the City Comptroller also noted that possible changes to the assumptions and methods used to compute actuarial liabilities, including changes in the mortality, disability, investment return and wage assumptions, could increase the City's pension expenditures by up to $600 million annually, and that the Financial Plan has provided reserves of $65 million, $250 million, $300 million and $260 million in fiscal years 2000 through 2003 to absorb some of the anticipated cost increases. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 65,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for nonfelony offenses, may expose the City to substantial costs from the settlement of litigation. The report noted that, while settlement negotiations with representatives of the class are being conducted and, therefore, estimates of the potential cost of this litigation cannot be determined, the City has recently settled four cases for $25,000 each.

On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

On July 15, 1999, the staff of the OSDC issued a report on the Financial Plan. With respect to fiscal year 2000, the report identified a possible gap of $13 million, reflecting revenues which could exceed projections in the Financial Plan by $290 million, a $200 million shortfall in anticipated Federal and State assistance, a possible $70 million increase in overtime costs and the writedown of approximately $33 million of outstanding education aid receivables. With respect to fiscal years 2001 through 2003, the report identified net risks of $530 million, $447 million and $266 million which, when added to gaps projected in the Financial Plan, would result in gaps of $2.4 billion, $2.3 billion and $2.1 billion in fiscal years 2001 through 2003, respectively. The risks identified in the report included a $200 million shortfall in anticipated Federal and State assistance in each of fiscal years 2001 through 2003, the potential for increased overtime costs, the writedown of outstanding State education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003, $100 million of unspecified asset sales in fiscal year 2002 and delays in the receipt of Port Authority lease payments assumed in the Financial Plan. However, the report noted that tax revenues could be greater than forecast by the City by $155 million, $210 million and $255 million in fiscal years 2001 through 2003, respectively. The report also identified a number of other issues, including a possible delay in the receipt of the City's share of the proceeds under the settlement with the nation's tobacco companies; the extension of the 14% personal income tax surcharge; the possibility of pension costs being $250 million greater than assumed in the Financial Plan in each of fiscal years 2001 through 2003, as a result of changed actuarial assumptions; and the potential for wage increases which, at the projected inflation rate, would increase gaps by $285 million, $635 million and $1.0 billion in fiscal years 2001 through 2003, respectively. The report also noted the possibility that the Federal Reserve will raise interest rates and slow the economy, which could depress Wall Street profits below the levels projected by the City and have the potential to seriously impact the City's nonproperty tax revenue forecasts.

On July 15, 1999, the staff of the Control Board issued a report reviewing the Financial Plan. The report noted that the City is likely to end fiscal year 2000 in balance. However, the report identified risks of $562 million, $293 million, $640 million and $499 million for fiscal years 2000 through 2003, respectively, which, when combined with the City's projected gaps, results in estimated gaps of $562 million, $2.1 billion, $2.5 billion and $2.3 billion for fiscal years 2000 through 2003, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. The report noted the possibility that non-property taxes in fiscal year 2000 could be $250 million greater than forecast in the Financial Plan. However, the report also identified risks for fiscal years 2000 through 2003, which include (i) the possibility that the City may decide to fund the $63 million annual cost of teachers' salary supplementation for fiscal years 2000 through 2003, which the State failed to fund in the 1999 fiscal year, and an additional risk of approximately $100 million in each of fiscal years 2002 and 2003 for BOE resulting from the write-down of funds owed to BOE by the State which have been outstanding for ten or more years; (ii) the receipt of assumed rental payments from the Port Authority relating to the City's claim for back rents, which are the subject of arbitration; (iii) a possible delay in the receipt of $300 million from the tobacco settlement in fiscal years 2000 and 2001; (iv) $200 million of Federal and State gap-closing actions assumed in the Financial Plan for each of fiscal years 2000 through 2003; and (v) $177 million in fiscal year 2000 from the lapse of State Medicaid cost containment, which has been extended subsequent to the report.

In its report, the staff of the Control Board noted that total debt service is expected to increase from 9.2% of total revenues and 15.8% of tax revenues in the 1999 fiscal year to 11.6% of total revenues and 19% of tax revenues in fiscal year 2003, and that the City's capital plant will require additional resources at the same time that a rising debt service burden must be contained. With respect to HHC, the report noted that HHC revenues are expected to fall during the Financial Plan period, primarily due to falling Medicaid receipts, that HHC will face increasing financial pressure when the State implements mandatory Medicaid managed care beginning in fiscal year 2000 and that the eventual size of the projected gaps for HHC in fiscal years 2002 and 2003 may change substantially from current projections, as the revenue impact of proposed State and Federal reforms, growth in managed care and shifting utilization patterns remain largely uncertain. Finally, the report noted that, given the length of the current expansion, there is an increasing probability that a recession related to the end of the long bull market will occur by the end of the Financial Plan period, and it is likely that the next downturn, if and when it occurs, will have a disproportionately great impact on the City because of its dependence on income flows from financial services.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $750 million of short-term obligations in the 2000 fiscal year to finance the City's cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Ratings. As of November 3, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

Outstanding Indebtedness. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.3 and $2.8 billion of outstanding net long-term debt. As of September 30, 1999, the Water Authority had approximately $8.6 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 3,400 tons per day of solid waste and is required to recycle 4,250 tons per day by July 2001. The City as of November 3, 1999 was recycling slightly over 2,600 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.

New York State

Current Economic Outlook. The information in this section was obtained from the State's Annual Information Statement, updated as of February 3, 2000. Growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide added stimulus to consumption spending. Real Gross Domestic Product ("GDP") growth is projected to be 4.0 percent in 1999. In 2000 and 2001, real GDP growth is expected to be 3.5 percent and 2.9 percent, respectively.

The forecast of the State's economy shows continued growth projected in the 2000 and 2001 calendar years for employment, wages and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Total bonus payments are projected to increase by 11 percent in 2000 and 10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in the international and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described herein.

Overall employment growth in the State is projected to be 2.3 percent in 1999,
1.7 percent in 2000 and 1.3 percent in 2001. On the national level, employment growth is projected to be 2.2 percent for 1999, 1.7 percent for 2000 and 1.5 percent for 2001.

On an average annual basis, the State unemployment rate is projected to be 5.1 percent in each of 1999, 2000 and 2001. For the nation as a whole, the unemployment rate is projected to be 4.2 percent for 1999, 4.1 percent for 2000 and 4.2 percent for 2001.

Personal income in the State is projected to grow by 4.7 percent in 1999, 5.5 percent in 2000 and 4.8 percent in 2001. For the nation, personal income is projected to grow by 5.8 percent, 5.5 percent and 5.0 percent for 1999, 2000 and 2001, respectively.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of all nonfarm labor and proprietors' income. Farming is an important part of large regions of the State, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector. The 1999-2000 Fiscal Year. The State's 1999-2000 fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 1999-2000 fiscal year, the State enacted appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the "1999-2000 Financial Plan" or the "State Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature.

General Fund receipts, including transfers from other funds, are projected to be $37.341 billion. General Fund disbursements, including transfers to other funds, are estimated at $37.063 billion. The 1999-2000 Financial Plan projects the State to close the 1999-2000 fiscal year with a closing balance of $1.17 billion in the General Fund after a tax refund reserve transaction. The balance is comprised of $548 million in the Tax Stabilization Reserve Fund after a $75 million deposit in 1999-2000; $265 million in the Community Projects Fund, which pays for Legislative initiatives; $250 million in the Debt Reduction Reserve Fund (DRRF); and $107 million in the Contingency Reserve Fund (which guards against litigation risks).

In additional to the General Fund closing balance of $1.17 billion, the State will have a projected $3.09 billion in the tax refund reserve account at the end of 1999-2000. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $3.09 billion is comprised of $1.82 billion in tax reduction reserves from the 1998-99 surplus; $683 million from the 1999-2000 surplus; $521 million from the Local Government Assistance Corporation (see Local Government Assistance Corporation within) that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year; $50 million in collective bargaining reserves from 1999-2000; and $25 million in reserves for tax credits.

Receipts. General Fund receipts include $33.783 billion in tax receipts, $1.474 billion in miscellaneous receipts and $2.084 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in the 1998-1999 fiscal year to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-1999 figures and inflating 1999-2000 figures.

Personal income taxes are imposed on the income of individuals, estates and trusts and are based, with certain modifications, on Federal definitions of income and deductions. Potential changes to Federal tax law could alter the Federal definitions of income on which certain State taxes rely. Such changes could have a significant impact on State revenues in the future. Net General Fund personal income tax collections (after refund reserve transactions) are projected to reach $20.71 billion in the 1999-2000 fiscal year. In contrast, net total General Fund personal income tax receipts (i.e. gross receipts less refunds) are estimated to be $22.693 billion. To make a portion of these receipts and other funds available for use in the 2000-2001 fiscal year, the Governor proposes to deposit $3.09 billion in the tax refund reserve at the close of the 1999-2000 fiscal year. This action has the effect of decreasing reported receipts in the 1999-2000 fiscal year, while increasing available receipts in the 2000-2001 fiscal year.

User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. User taxes and fees are projected to total $7.44 billion in 1999-2000.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Business tax receipts are expected to total approximately $4.57 billion in 1999-2000.

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total approximately $2.08 billion.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.47 billion in the 1999-2000 fiscal year.

Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total approximately $1.05 billion for 1999-2000. Disbursements. Grants to Local Governments are projected to constitute approximately 69.0 percent of all 1999-2000 fiscal year General Fund disbursements, and includes payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $25.60 billion for the 1999-2000 fiscal year.

State Operations is projected to constitute approximately 17.9 percent of all 1999-2000 fiscal year General Fund disbursements. State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $6.63 billion for the 1999-2000 fiscal year. The State's overall workforce, as of the State's Annual Information Statement, dated August 24, 1999, is projected to remain stable at approximately 191,300 persons.

General State Charges is projected to constitute approximately 5.6 percent of all 1999-2000 fiscal year General Fund disbursements. This category accounts primarily for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. It includes employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. This category also covers State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.09 billion for the 1999-2000 fiscal year.

Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 6.0 percent of all 1999-2000 fiscal year General Fund disbursements. Capital/Other is projected to constitute approximately 1.4 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.23 billion in the 1999-2000 fiscal year. Transfers for capital projects are projected to total $143 million in 1999-2000.

2000-2001 Executive Budget Forecast and Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. The Governor presented his 2000-2001 Executive Budget to the State Legislature on January 20, 2000 which was amended on January 31, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-2003 fiscal years. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the State Division of Budget's February 3, 2000 update to the State's Annual Information Statement for the 1999-2000 fiscal year.

The State projects a closing balance of $1.61 billion in the General Fund at the end of the 2000-2001 fiscal year (March 31, 2001). This balance is comprised of a $433 million reserve set aside from the 1999-2000 surplus to finance the estimated costs of the Governor's proposed tax reduction package in 2001-2002 and 2002-2003, $475 million in cumulative reserves for collective bargaining, $548 million in the Tax Stabilization Reserve Fund, and $150 million in the Contingency Reserve Fund after a proposed $43 million deposit in 2000-2001.

The State's draft 2000-2001 Financial Plan projects General Fund receipts, including transfers from other funds, of $38.62 billion, an increase of $1.28 billion (3.4 percent) over the 1999-2000 fiscal year. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5 percent during the 2000-2001 fiscal year. The forecast of General Fund receipts in 2000-2001 includes the next stage of the School Tax Relief (STAR) program, as well as the continuing impact of earlier enacted tax reductions totaling approximately $2.3 billion. The Executive Budget, as amended, also proposes several new tax reductions that would have only a modest cost in the 2000-2001 fiscal year, but reduce receipts by roughly $700 million annually when they are fully phased in by the end of the 2004-2005 fiscal year. The State's draft 2000-2001 Financial Plan reserves $433 million from the 1999-2000 surplus to fund the estimated cost of new tax cuts, including the reduction of gross receipts taxes on energy companies, in the 2001-2002 and 2002-2003 fiscal years.

The Governor's Executive Budget recommends General Fund disbursements of $37.93 billion in the 2000-2001 fiscal year, an increase of $869 million (2.3 percent) over the 1999-2000 fiscal year. The Executive Budget, as amended, includes approximately $300 million in resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenue from an increased excise tax on cigarettes.

General Fund spending for school aid is projected at $10.86 billion in the 2000-2001 fiscal year, an increase of $250 million (2.4 percent). Medicaid spending is estimated at $5.68 billion in 2000-2001, an increase of $65 million (1.2 percent) from the 1999-2000 fiscal year. Spending growth in Medicaid is projected at 5.5 percent, but is offset by the HCRA 2000 actions noted above, including continuation of cost containment actions from prior fiscal years, and efforts to maximize Federal aid that moderate spending growth.

Spending on welfare is projected at $1.25 billion, a decrease of $11 million from the 1999-2000 fiscal year. Since the 1994-1995 fiscal year, State spending on welfare has fallen by one-third, driven by the State's strong economic performance over the past four years, welfare changes initiated at the State and federal levels, and aggressive fraud prevention measures. Although the number of people on welfare is expected to decline from the 1999-2000 fiscal year, General Fund support in the 2000-2001 fiscal year is expected to remain nearly unchanged primarily to satisfy federal maintenance-of-effort requirements.

The State's Division of the Budget estimates that the draft State 2000-2001 Financial Plan utilizes $32 million in new non-recurring resources to finance operations.

The State's Division of the Budget projects cash-basis General Fund budget gaps of $1.23 billion in the 2001-2002 fiscal year and $2.65 billion in the 2002-2003 fiscal year. These gaps assume that the Legislature will enact the 2000-2001 Executive Budget, as amended, and accompanying legislation in its entirety, and that reserves proposed by the Governor for current and proposed tax reductions are used to offset these costs in the outyears.

The draft Financial Plan estimates include the use of the $1.2 billion STAR tax reduction reserve to offset the cost of that program in 2001-2002. The draft Financial Plan also assumes that a new $433 million tax reduction reserve will be created to pay for the estimated costs of the Governor's proposed 2000-2001 tax reduction, with $123 million applied in 2001-2002 and the remaining $310 million in 2002-2003.

These projections also assume that the Debt Reduction Reserve Fund will be used to decrease high-cost State supported debt and increase pay-as-you-go spending for capital projects, which will produce recurring debt service savings of $70 million annually. The gap projections contain reserves for a possible collective bargaining agreement, and do not assume any annual spending efficiencies to reduce the size of the gaps. If the projected budget gap for the 2001-2002 fiscal year is closed with recurring actions, the 2002-2003 budget gap would be reduced to $1.42 billion. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The draft Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to mid-year 1999-2000 and did not at such time expect to be subject to associated federal fiscal penalties.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in any given fiscal year or to align recurring receipts and disbursements in any given fiscal year.

Additional risks to the Financial Plan may arise from the enactment of legislation by the U.S. Congress. For example, Congress has recently debated proposals under which the Federal Government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.

Year 2000 Computer Matters (as of February 3, 2000). To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

The State completed its 1998-1999 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

The State completed its 1997-1998 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds. The State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis.

The State completed its 1996-1997 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds. The State reported an accumulated deficit of $995 million in the General Fund.

Prior Fiscal Years (Cash Basis). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the State Division of the Budget of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-1999 fiscal year totaled $36.74 billion, an increase of 6.34 percent from the 1997-1998 fiscal year levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 fiscal year levels.

The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolutions authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowing.

Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature. As of March 31, 1999, the total amount of outstanding general obligation debt was approximately $4.825 billion, including $185 million in bond anticipation notes. The total amount of moral obligation debt was $629 million (down from $1.39 billion as of March 31, 1998). $25.902 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The total amount of State-supported debt outstanding grew from 3.48 percent of personal income in the State in the 1989-1990 fiscal year to 6.21 percent for the 1998-1999 fiscal year while State-related debt outstanding remained relatively stable at 6.53 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at approximately the same rate. At the end of the 1998-1999 fiscal year, there was $37.74 billion of outstanding State-related debt and $35.84 billion of outstanding State-supported debt.

During the prior ten years, State-supported long-term debt service increased on an average annual basis by 8.8 percent to $3.39 billion by the 1998-1999 fiscal year while all governmental funds receipts increased on an average annual basis of 5.3 percent. This resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1989-1990 to fiscal year 1998-1999.

The proposed 1999-2000 through 2004-05 Capital Program and Financing Plan was released with the Executive Budget on January 11, 2000. The recommended five-year Capital Program and Financing Plan reflects debt reduction initiatives that would reduce State-supported debt and reform the State's borrowing practices. The Executive Budget, as amended, proposes to triple the size of the Debt Reduction Reserve Fund (DRRF) to $750 million ($250 million from current-year deposits; $250 million from the 1999-2000 surplus; and $250 million from one-time receipts from the tobacco settlement). Two-thirds, or $500 million, of the moneys will be used in 2000-01 to retire the State's existing high cost debt and increase pay-as-you-go spending for previously bond-financed programs. The balance, $250 million, will remain in DRRF in 2000-01, and will be used to further reduce debt in 2001-02. The Executive Budget, as amended, also includes constitutional and statutory debt reform proposals that, if enacted, would ban "back door" borrowing, impose caps on new debt outstanding and debt service costs, and restrict the use of debt to capital purposes only. The statutory proposal would apply to new debt issued after April 1, 2000. The earliest the constitutional proposal can take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2002.

Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, up from $84 billion as of December 31, 1997. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

Ratings. As of June 15, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1999, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $895 million.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1999-2000 fiscal year.

In 1997, the total indebtedness of all localities in the State, other than the City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

                                  Appendix C

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

     The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Funds have not independently verified the information.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 5.8% (6% on a "GAAP" basis) during the five-year period. Taxes increased at an average annual rate of 4.3% (4.2% on a "GAAP" basis) during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8% (5% on a "GAAP" basis) average annual rate.

     The fund balance at June 30, 1999 (determined on a "Generally Accepted Accounting Principles" basis) totaled $2,863.4 million, a $905 million increase over the $1,958.9 million balance at June 30, 1998.

     Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represent 3.7% of fiscal 1998 revenues.

     Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

     Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

     For GAAP purposes, assets increased $705.1 million and liabilities rose by$111.1 million during the fiscal year. These changes contributed to a $310.3million dollar rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984.

     The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

     For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30,1999 to increase by $904.5 million over the fund balance as of June 30,1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

     The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The budget as adopted at that time included appropriations from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. A partial draw down of the fiscal 1999 year-end balance is intended to fund the $361.6 million difference between estimated revenues and projected spending.

     The estimate of Commonwealth revenues for fiscal 2000 is based on an economic forecast for real gross domestic product to grow at a 1.4 % rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

     Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8 % over fiscal 1999 receipts. Appropriations from Commonwealth funds in the originally enacted budget increase by 3.8 % over fiscal 1999 appropriations. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General fund.

     Subsequent to the enactment of the fiscal 2000 budget, $153.6 million of additional appropriations were authorized. In addition, the need for additional appropriations during the fiscal year of approximately $58.5 million has been identified but has not yet been authorized. All additional appropriations are anticipated to be able to be funded from lapses of appropriation authority during the fiscal year.

     Through December 1999, actual General Fund revenues have exceeded estimated receipts by $177 million (2.1%).

     According to a Pennsylvania Department of Revenue News Release, dated January 31, 2000, the state collected $1.7 billion in General Fund revenues in January, 2000, $112.8 million (7%) more than anticipated. Fiscal years-to-date General Fund collections total $10.3 billion, which is $289.8 million, (2.9%) above estimate.

     On February 8, 2000, Governor Ridge delivered his proposed 2001 General Fund budget. The proposed General Fund budget is $19.7 billion, an increase of $399 million (2.1%). The proposed budget includes $643.5 million in tax reductions and rebates. This is the largest proposed tax cut in Pennsylvania history.

     Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for many major corporations.

     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

     Nonagricultural employment in Pennsylvania over the ten year period that ended in 1998 increased at an annual rate of 0.75%. This compares to a 0.29%rate for the Middle Atlantic region and a 1.72% rate for the United States as a whole during the period 1989 through 1998. For the five years ended with1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania December, 1999 stood at a seasonably adjusted rate of 4.1%. The seasonably adjusted national unemployment rate for December, 1999 was also 4.1%.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1999,the Commonwealth had $4,924.5 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

     The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 15, 1999.

     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in Special Revenue bonds outstanding as of June 30, 1999.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. An adverse decision in one or more of these cases could adversely affect governmental operations and/or economic conditions in Pennsylvania.

Pennsylvania Association of Rural and Small Schools (PARSS) v. Ridge

         As of January 15, 2000, Pennsylvania general obligation bonds were currently rated AA by Standard & Poor's, AA by Fitch and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

SF0358 (0900)                                                 Cat. No. 47130